UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2026

BROOKFIELD REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street, 8th Floor
New York, New York
10281
(Zip code)
(Address of principal executive offices)

(212) 417-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

On July 20, 2026, Brookfield Real Estate Income Trust Inc. (the “Company”) issued equity securities that were not registered under the Securities Act of 1933, as amended (the “Securities Act”) to Brookfield REIT Adviser LLC (the “Adviser”), an affiliate of Brookfield Asset Management Ltd. (together with its affiliates, “Brookfield”). Pursuant to the advisory agreement by and among the Company, Brookfield REIT Operating Partnership L.P. and the Adviser, the Adviser is entitled to an annual management fee payable monthly in cash or shares of the Company’s Class E or Class I common stock, in each case at the Adviser’s election. For the month ended June 30, 2026, the Adviser elected to receive its management fees in Class I common shares and the Company issued 111,981 unregistered Class I common shares to the Adviser in satisfaction of the June 2026 management fee of $1,160,684. This issuance to the Adviser was made pursuant to Section 4(a)(2) of the Securities Act.

On July 20, 2026, the Company also issued unregistered Class I common shares pursuant to the Company’s distribution reinvestment plan to a feeder vehicle that offers interests in such feeder vehicle to non-U.S. persons. This issuance was made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class I common shares issued to the feeder vehicle during the month of July 2026.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Feeder Vehicles	Consideration
July 20, 2026	6,840	$71,975

On July 20, 2026, the Company also issued unregistered Class I common shares pursuant to the Company’s distribution reinvestment plan to Brookfield and its affiliates. These issuances were made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class I common shares issued to Brookfield and its affiliates during the month of July 2026.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Brookfield and its Affiliates	Consideration
July 20, 2026	124,965	$1,295,263

On July 20, 2026, the Company also issued unregistered Class E common shares pursuant to the Company’s distribution reinvestment plan to Brookfield and its affiliates. These issuances were made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class E common shares issued to Brookfield and its affiliates during the month of July 2026.

Date of Unregistered Sale	Number of Class E Common Shares Issued to Brookfield and its Affiliates	Consideration
July 20, 2026	19,370	$200,599

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2026
                            BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary